Exhibit 99

Barclays Capital 2009 Global Financial Services Conference September 16, 2009

2 Disclaimer This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act giving the Company's expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. In addition to factors previously disclosed in our SEC reports and those identified elsewhere in this presentation, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Provident shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the M&T and Provident businesses or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

3 Top 20 US-based commercial bank holding company by assets and Top 15 by market cap* $70 billion total assets 832 branches in seven states / District of Columbia 92% in NY, PA, MD 7% in VA Over 1,900 ATMs across retail bank footprint Over 2 million retail customers Over 190,000 commercial customers M&T Bank Corporation - Overview *As of June 30, 2009

4 M&T's Culture - "Understanding what's important." For more than 150 years, M&T Bank has delivered on our promise of "Understanding what's important" by building deep, long-lasting relationships with our customers and by investing in our communities. Focused on long term shareholder returns Conservatively and consistently managed Committed to execution at the local level

5 Focus on Long Term Shareholder Returns Management's Interest aligned with Shareholders' Interests Over 50% Ownership between AIB, M&T Insiders and Warren Buffett Berkshire Hathaway- Warren Buffett M&T Management, Directors and Employees As of 2/27/09. Includes options & deferred bonus shares. 21.4% 6.1% AIB 24.0% Other Shareholders 48.5%

M&T Bank average employee tenure (as of 7/6/09): 9.9 years M&T Bank average tenure of employees with >1 yr service: 10.9 years vs. US Dept. of Labor financial services industry average tenure: 4.7 years 6 M&T's Core Foundation is Stability... Management Group average tenure: 21.5 years Senior Vice President average tenure: 18.4 years Regional President average tenure: 17.9 years Branch Manager average tenure: 12.7 years Commercial RM average tenure: 9.8 years Teller average tenure: 7.7 years .... However, we are always challenging that stability by bringing in experienced professionals and maintaining a pipeline of new talent through campus recruitment programs

7 Keep decisions close to customer Regional President represents the face of M&T in the market and helps position M&T as a local bank Allows for flexibility in approach to the market Specific product expertise is structured centrally, but delivered locally RM brings the resources of a major regional bank to the customer More expansive capabilities than local community banks Ability to quickly respond to strategic priorities of the Bank Efficient communication vehicle to the sales force and customers, and vice versa Centrally controlled, but regionally managed, risk creation process Majority of credits approved at various Managers' Loan Committees, consisting of in-market credit deputies and line managers Advantages of M&T's Community Bank Model We lend in the markets where we live and work to people and enterprises whom we know

8 Provident Acquisition: Growing When and Where it Makes Sense

Deal Value at Announcement and Tangible Equity at Most Recent Quarter before Announcement Although Provident was less than $1.0 Billion in Deal Value, it has been included for reference Source: SNL Financial Median: 3.03 Bank Acquisitions Since 2000: Deal Value/Tangible Equity

10 Proven Integration Process Announcement Date Dec 19 May 26 Apr 8 Mar 9 Mar 17-27 Provident Branches open as M&T Branches Market Survey Results Presentation Employee Town Hall Meetings Provident Shareholder Approval Apr 20 - 24 Regulatory Approval May 11 Mock Technology Conversion We successfully closed and converted Provident on May 23, 2009 Jan 8 First Senior Transition Team Meeting One-on-One Employee Interviews Begin Jan 19 Feb 23 Customer Welcome Letter Mailing Apr 17 Customer Catalog Mailing May 23 Close & Convert Date = Major Milestones

Accelerating Mid-Atlantic growth momentum with the Provident acquisition 2003 2004 Allfirst Acquisition 11 2009 Created the largest branch network in the area and the second-largest deposit share in Maryland Increased Commercial market share Gained entry into central Virginia Exceeding due diligence predictions and will be accretive in 2009 $0.01 accretive to Cash EPS in Q2 2009 Provident Bankshares Acquisition

As a result of the Provident acquisition, M&T now has a similar presence in MD as it does in Upstate New York, with a #1 branch share and #2 deposit share However, the MD area offers a larger, wealthier and faster growing population with more business opportunities. As a result, M&T has made MD a focal point for future growth prospects Market Comparison 12 Upstate vs. Maryland Upstate includes WNY, Rochester, Syracuse & Southern CBRs State of Maryland M&T Deposits and branch share (incl. Provident) as reported by the FDIC as of June 30, 2008. Provident related consolidations not reflected. Credit Unions included. Target Segments: Financial Services, Healthcare, High Tech, Light Mfg, Professional Services, Specialty Construction and Wholesale Dist.

13 Opportunity in the Community Bank Model Opportunity Opportunity * Data reflects Western New York vs. Baltimore/Greater Washington regions Opportunity

14 H1 2009 Results

15 Financial Overview Profitable in every quarter of the last 33 years Expenses were contained Deposits continued to grow Credit costs held up well on a relative basis Successfully closed and converted Provident Challenging macroeconomic climate continued Experienced weak loan demand

16 June 2009 YTD Summary ($ in millions, except per share data) 1) Excludes merger-related expenses and amortization expense associated with intangible assets. Intangible Amortization net of tax: 2008 YTD = $21.3MM, 2009 YTD = $18.6MM. Merger-related expenses net of tax: 2008 YTD = $2.2MM, 2009 YTD = $41.8MM. 10 of 15 peer banks reported losses for the first half of 2009 M&T is one of only 3 peer banks to report a profit in every quarter of 2006, 2007, 2008 and 2009

17 Key Ratios Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets, merger-related expenses and other non-recurring expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues (excluding gains from securities transactions and non-recurring items). Allowance to legacy M&T loans. Per SFAS No. 141R and SOP 03-3, Provident loans were marked to fair value at acquisition with no related reserves.

18 M&T's focus on returns and relationships rather than volumes allows it to maintain a slight advantage over the peer group Note: Taxable Equivalent net interest margin used for M&T and for peer banks when available. Net Interest Margin %

19 Core Customer Deposits to Total Loans: MTB vs Peers Core Deposits = Total Domestic Deposits less Time Deposits greater than $100,000, per regulatory filings. Source: SNL Interactive. M&T is taking deposit share across its footprint

20 Credit Quality vs. Peer Banks

21 Historically, M&T's Nonaccrual ratio has closely tracked the peer median. However, there is a favorable divergence in the current cycle Historically, M&T's NCO ratio has been lower than the peers. The out-performance is even more pronounced in the current cycle Source: SNL Interactive. FR Y9C data used. Historical Credit Cycle: 1991 - Q2 2009

22 Loan Mix and Credit Quality - June 2009 YTD Source: SNL Interactive. FR Y9C data used. M&T's stable geographic footprint and conservative underwriting has resulted in one of the lowest loss rates in most loan categories........ .....and among the lowest overall delinquency rates (pipeline for potential charge-offs)

23 Commercial Credit Quality vs Peers Source: SNL Interactive. FR Y9C data as of June 30, 2009. MTB's CRE concentration has remained stable as the industry has ramped up exposure Peers have grown CRE concentrations 3x more than MTB over the last 10 years Disciplined credit underwriting with a focus on core credit principals: Long institutional memory with senior management involvement in all large relationships Maintained consistent underwriting standards Did not underwrite to anticipatory values Focused on cash flow

24 Consumer Credit Quality vs Peers Source: SNL Interactive. FR Y9C data as of June 30, 2009.

25 M&T's geographies and underwriting are keys to out- performance HPI decline in M&T footprint significantly lower than national average Limited exposure to highly stressed markets of Florida, California, Nevada and Arizona Early intervention in stressed asset classes Reduced originations in 2005 & 2006 of several stressed asset classes in response to unacceptable underwriting standards and pricing (e.g. Commercial Real Estate and Indirect Auto) M&T's loss experience has diverged materially from the industry Key Points

26 MTB: A Solid Investment

27 M&T Bank Corporation... a solid investment Nearly 18% annual growth in operating earnings per share since 1983 >16% annualized total return to shareholders since 1983* MTB's stock has outperformed the Standard & Poor's Bank Index by 17%, 30% and 89% over the past 3, 5 and 10-year periods, respectively* *As of August 31, 2009

28 Note: FITB's June 2009 YTD earnings are adjusted to exclude the gain on sale of its processing business. Source: SNL Interactive, Bureau of Economic Analysis (GDP). M&T's recent performance has moved it into top quartile of performance over the long term Diluted EPS Growth Versus Peers EPS CAGR Through 2008 EPS Growth Through June 2009 10yr GDP CAGR = 5.0% #2 #2 #2 #1 #3 MTB Rank out of 15 Banks: #2 #2 #2 #1 #2 MTB Rank out of 15 Banks: #6

29 Of the largest 100 banks operating in 1983, only 25 remain today M&T Bank Corporation... a solid investment Among the remaining, M&T ranks 2nd highest in stock price growth

30 Appendix

31 Reconciliation of GAAP and Non-GAAP Results of Operation * Excludes gain/(loss) on sale of securities.

32 Reconciliation of GAAP and Non-GAAP Results of Operation

Private Sector Employment Growth in the M&T Footprint YoY % Change United States M&T Footprint NYS, Central PA, Philadelphia, Maryland, D.C. and NoVa -5.1% July 2007 1.2% Although employment losses in the M&T footprint have accelerated sharply since the third quarter of 2008, the rate of decline remains well below the U.S. average 2004 2005 2006 2007 2008 '09 June Source: U.S. Bureau of Labor Statistics -3.1% 33

34 Existing Home Price Appreciation - Q1 2009 Source: Federal Housing Finance Agency. The FHFA "all-transactions" index tracks average house price changes in repeat sales or re-financings of the same single- family properties based on data obtained from Fannie Mae and Freddie Mac for conventional, conforming mortgage transactions. Excludes properties financed with subprime, Alt-A, Jumbo mortgages, etc. Rankings are for 294 U.S. metro areas containing 15,000 or more transactions over the last 10 years. Smaller M&T markets (Williamsport, Altoona, Binghamton, Ithaca, Utica-Rome, State College, Salisbury, MD) are unranked.

35 2009 Peer Group - Largest 15 Regional Banks

Barclays Capital 2009 Global Financial Services Conference September 16, 2009